                                                                    EXHIBIT 10.1

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                      AMENDED AND RESTATED RIGHTS AGREEMENT

                                   DATED AS OF

                                  MAY 24, 1999

                                     BETWEEN

                           CARAUSTAR INDUSTRIES, INC.

                                       AND

                              THE BANK OF NEW YORK,

                                 AS RIGHTS AGENT






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                      AMENDED AND RESTATED RIGHTS AGREEMENT


                                TABLE OF CONTENTS


                                    ARTICLE I

                               CERTAIN DEFINITIONS

1.1      Certain Definitions .......................................................2

                                   ARTICLE II

                                   THE RIGHTS

2.1      Summary of Rights..........................................................9
2.2      Nature of Rights...........................................................9
2.3      Evidence of Rights........................................................10
2.4      Issuance of Rights Certificates...........................................11
2.5      Issuance of Rights........................................................12
2.6      Transfer and Exercise of Rights...........................................13
2.7      Adjustments to Exercise Price; Number of Rights...........................15
2.8      Date on Which Exercise is Effective.......................................17
2.9      Execution, Authentication, Delivery and Dating of Rights Certificates.....17
2.10     Registration, Registration of Transfer and Exchange.......................18
2.11     Mutilated, Destroyed, Lost and Stolen Rights Certificates.................19
2.12     Persons Deemed Owners.....................................................20
2.13     Delivery and Cancellation of Rights Certificates..........................20

                                   ARTICLE III

              FLIP-IN; EXCHANGE, REDEMPTION, TERMINATION OF RIGHTS

3.1      Flip-in...................................................................21
3.2      Certain Rights Void.......................................................21
3.3      Exchange of Rights........................................................22
3.4      Substitution of Securities................................................23
3.5      Suspension of Exercisability..............................................24
3.6      Redemption; Termination...................................................25
3.7      Expiration................................................................25


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
                                   ARTICLE IV

                                THE RIGHTS AGENT

4.1      General...................................................................26
4.2      Merger or Consolidation or Change of Name of Rights Agent.................27
4.3      Duties of Rights Agent....................................................28
4.4      Change of Rights Agent....................................................32

                                    ARTICLE V

                                  MISCELLANEOUS

5.1      Supplements and Amendments................................................33
5.2      Fractional Shares.........................................................34
5.3      Rights of Action..........................................................34
5.4      Agreement of Rights Holders...............................................35
5.5      Holder of Rights Not Deemed a Shareholder.................................36
5.6      Notice of Proposed Actions................................................36
5.7      Successors................................................................36
5.8      Determinations and Actions by the Board of Directors, etc.................37
5.9      Notices...................................................................37
5.10     Benefits of this Agreement................................................38
5.11     Descriptive Headings, Gender..............................................38
5.12     Governing Law.............................................................38
5.13     Severability..............................................................39
5.14     Counterparts..............................................................39

                                    EXHIBITS

Exhibit A         Form of Rights Certificate
                  (Together with Form of Election to Exercise)

Exhibit B         Form of Articles of Amendment with respect to the Series A
                  Junior Participating Preferred Stock of Caraustar Industries,
                  Inc.


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


                      AMENDED AND RESTATED RIGHTS AGREEMENT

         THIS AMENDED AND RESTATED RIGHTS AGREEMENT (this "Agreement"), dated as of May 24, 1999, is made between CARAUSTAR INDUSTRIES, INC., a North Carolina corporation (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation (the "Rights Agent").

                              W I T N E S S E T H:

         WHEREAS, on April 19, 1995, the Board of Directors of the Company (i) authorized and declared a dividend distribution of one Right (as hereinafter defined) in respect of each share of Common Stock (as hereinafter defined) outstanding as of the close of business on June 1, 1995 (the "Record Time"), and
(ii) authorized the issuance of one Right in respect of each share of Common Stock issued after the Record Time and prior to the Separation Time (as such terms are hereinafter defined) and, to the extent provided for pursuant to the terms and conditions set forth herein, each share of Common Stock issued after the Separation Time;

         WHEREAS, each Right initially represents the right to purchase, after the Separation Time and prior to the Expiration Time (as hereinafter defined), one one-hundredth of one share of Preferred Stock (as hereinafter defined), pursuant to the terms and subject to the conditions set forth herein (collectively, the "Rights"); and

         WHEREAS, the Company entered into a Rights Agreement dated as of April 19, 1995 (the "Original Rights Agreement") with First Union National Bank of North Carolina, as Rights Agent ("First Union"), pursuant to which First Union was appointed Rights Agent to act on behalf of the Company in accordance with the terms of the Original Rights Agreement; and

         WHEREAS, First Union resigned as Rights Agent under the Original Rights Agreement on or about August 24, 1998; and

         WHEREAS, The Bank of New York succeeded First Union as Rights Agent;
and

         WHEREAS, The Company and The Bank of New York desire to amend and restate in its entirety the Original Rights Agreement to clarify certain duties of The Bank of New York as Rights Agent and to make certain other technical changes.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereby agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

         1.1 Certain Definitions. For purposes of this Agreement, in addition to the terms defined elsewhere herein the following terms have the meanings indicated:

         (a) "Acquiring Person" shall mean any Person who, together with all Affiliates and Associates of such Person, shall at any time become the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding; provided, however, that the term "Acquiring Person" shall not include:

                  (i) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of a Subsidiary of the Company, or any Person organized, appointed or established by the Company or by any Subsidiary of the Company for or pursuant to the terms of any such plan;

                  (ii) any Person who, together with all Affiliates and Associates of such Person, shall at any time become the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding solely as a result of an acquisition by the Company of shares of Common Stock, but only until such time thereafter as such Person shall become



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         the Beneficial Owner (other than by means of a stock dividend or stock split) of any additional shares of Common Stock; or

                  (iii) any Person who would otherwise be deemed to be an "Acquiring Person" within the meaning of this definition, provided that, prior to or promptly upon notice from the Company that such Person has attained a level of Beneficial Ownership of shares of Common Stock that would constitute such Person an "Acquiring Person," such Person (A) notifies the Company that such level of Beneficial Ownership was attained without any plan or intention to seek or affect control of the Company and without knowledge that such acquisition would otherwise make such Person an Acquiring Person, and (B) concurrently with giving such notice to the Company, enters into an irrevocable commitment promptly to divest, and promptly thereafter divests (without exercising or retaining any power, including voting, with respect to such shares), sufficient shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) so that such Person, together with all Affiliates and Associates of such Person, ceases to be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding.

         (b) "Affiliate" and "Associate" shall mean, with respect to any Person, any other Person who would be deemed to be an "affiliate" or "associate" of such Person within the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act, as such Rule is in effect on the date of this Agreement.

         (c) A Person shall be deemed the "Beneficial Owner" of, and to have "Beneficial Ownership" of and to "Beneficially Own," any securities:



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                  (i)      that such Person or any of such Person's Affiliates
         or Associates has "beneficial ownership" of within the meaning of Rule 13d-3 under the Exchange Act, as such Rule is in effect on the date of this Agreement;

                  (ii) that such Person or any of such Person's Affiliates or Associates has, directly or indirectly, the right to acquire (whether such right is exercisable immediately or after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion, exchange or other rights (other than the Rights), warrants, options or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to have "Beneficial Ownership" of or to "Beneficially Own," any security (y) issuable upon exercise of Rights or (z) tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered security is accepted for payment or exchange;

                  (iii) that such Person or any of such Person's Affiliates or Associates has, directly or indirectly, the right to vote or dispose of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to have "Beneficial Ownership" of or to "Beneficially Own," any security if the agreement, arrangement or understanding to vote such security (y) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (z) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or



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                  (iv)     that are "beneficially owned" (within the meaning of
         Rule 13d-3 under the Exchange Act, as such Rule is in effect on the date of this Agreement) by any other Person, or any Affiliate or Associate thereof, with whom such Person or any Affiliate or Associate of such Person has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (other than pursuant to a revocable proxy as described in the proviso to clause (iii) above) or disposing of any securities of the Company; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to have "Beneficial Ownership" of or to "Beneficially Own," any security (x) in the course of engaging in business as an underwriter of securities, solely by reason of having acquired such security through such Person's participation in good faith in a firm commitment underwriting of securities of the Company registered under the Securities Act, until the expiration of 40 days after the date of acquisition, (y) beneficially owned by another officer or director of the Company or of a Subsidiary of the Company, solely by reason of actions undertaken by such Person in his capacity as an officer or director of the Company or of a Subsidiary of the Company, or (z) held of record by the trustee of any employee benefit plan of the Company or of any Subsidiary of the Company for the benefit of any employee of the Company or of any Subsidiary of the Company (other than such Person), solely by reason of any influence that such officer or director may have over the voting of the securities held in the plan.

Notwithstanding any provision contained herein to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Company at any particular time, shall mean the number of such securities then outstanding together with the



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number of such securities not then actually outstanding that such Person would be deemed to Beneficially Own hereunder.

         (d) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are generally authorized or obligated by law or executive order to close.

         (e) "Close of business" on any given date shall mean 5:00 p.m., New York City time on such date (or, if such date is not a Business Day, 5:00 p.m., New York City time on the next succeeding Business Day).

         (f) "Common Stock" shall mean the Common Stock, par value $0.10 per share, of the Company.

         (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (h) "Exchange Time" shall mean the time at which the right to exercise the Rights shall terminate pursuant to the provisions of Section 3.3.

         (i) "Exercise Price" shall mean, as of any date, the price at which a holder may purchase on such date the securities issuable upon exercise of one Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall be $70.00.

         (j) "Expiration Time" shall mean the earliest of (i) the Exchange Time, (ii) the Redemption Time and (iii) the close of business on April 19, 2005.

         (k) "Flip-in Date" shall mean the tenth Business Day after any Stock Acquisition Date.

         (l) "Market Price" shall mean, with respect to any securities on any date, the average of the daily closing prices per share of such securities (determined as described below) on each of the 30 consecutive Trading Days through and including the Trading Day immediately



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preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.7 shall have caused the closing prices used to determine the Market Price on any Trading Days during such period of 30 Trading Days not to be fully comparable with the closing price on such date, each such closing price so used shall be appropriately adjusted in order to make it fully comparable with the closing price on such date. The closing price per share of any securities on any date shall be the last reported sale price, regular way, or, in case no such sale takes place or is quoted on such date, the average of the closing bid and asked prices, regular way, for each share of such securities, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the securities are listed or admitted to trading or, if the securities are not listed or admitted to trading on any national securities exchange, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or, if on any such date the securities are not listed or admitted to trading on any national securities exchange or quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors of the Company; provided, however, that if on any such date the securities are not listed or admitted to trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of such securities on such date shall mean the fair value per share of securities on such date as determined in good faith by the Board of Directors of the Company, after consultation with a nationally recognized investment banking firm, and set forth in a certificate delivered to the Rights Agent.

         (m) "Person" shall mean any individual, firm, partnership, association, joint venture, trust, corporation or other entity.



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         (n)      "Preferred Stock" shall mean the Series A Junior Participating
Preferred Stock, no par value, of the Company, created by, and having the terms, rights and preferences set forth in, Articles of Amendment appropriately completed in substantially the form of Exhibit A attached hereto.

         (o) "Redemption Price" shall mean, with respect to each Right, an amount equal to $0.01.

         (p) "Redemption Time" shall mean the time at which the right to exercise the Rights shall terminate pursuant to the provisions of Section 3.6, whether by reason of redemption or termination.

         (q) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (r) "Separation Time" shall mean the close of business on the earlier of (i) the tenth Business Day (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of a Subsidiary of the Company, or any Person organized, appointed or established by the Company or by any Subsidiary of the Company for or pursuant to the terms of any such plan) commences, or of the first public announcement of the commencement by any such Person of, a tender or exchange offer that, if consummated, would result in such Person becoming an Acquiring Person, and (ii) the Flip-in Date; provided, that if the foregoing results in the Separation Time occurring prior to the Record Time, the Separation Time shall be the Record Time; and provided further, that if any tender or exchange offer referred to in clause (i) of this definition is cancelled, terminated or otherwise withdrawn prior to



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the Separation Time without the purchase of any shares of Common Stock pursuant thereto, such offer shall be deemed never to have been made.

         (s) "Stock Acquisition Date" shall mean the first date of public announcement by the Company or by an Acquiring Person (including by means of filing a report under Section 13(d) of the Exchange Act) that an Acquiring Person has become such.

         (t) "Subsidiary" shall mean, with respect to any Person, any corporation or other entity of which a majority of the voting power of the equity securities or a majority of the ownership interest is Beneficially Owned, directly or indirectly, by such Person.

         (u) "Trading Day" shall mean, with respect to any securities, a day on which the principal national securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if such securities are not listed or admitted to trading on any national securities exchange, a Business Day.

                                   ARTICLE II

                                   THE RIGHTS

         2.1 Summary of Rights. As soon as practicable after the Record Time, the Company will mail or cause to be mailed a letter summarizing the terms of the Rights to each holder of record of Common Stock as of the Record Time, at such holder's address as shown by the records of the Company.

         2.2 Nature of Rights. Subject to the provisions of Article III and subject to adjustment as herein set forth, each Right will entitle the holder thereof to purchase, after the Separation Time and prior to the Expiration Time, for the Exercise Price, one one-hundredth of one share of Preferred Stock.



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         2.3      Evidence of Rights.

         (a) Until the Separation Time, and subject to the provisions of subsections (b) and (c) below and Section 3.2, the Rights shall be evidenced by the certificates representing shares of Common Stock registered in the names of the holders thereof, and not by separate certificates.

         (b) Subject to the provisions of Section 3.2, certificates issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time and representing either (i) shares of Common Stock issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time or (ii) shares of Common Stock outstanding at the Record Time that are delivered upon transfer or exchange of such Common Stock, shall evidence one Right for each share of Common Stock represented thereby and shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

                  Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences certain Rights as set forth in an Amended and Restated Rights Agreement, dated as of May 24, 1999 (as the same may be supplemented or amended from time to time, the "Rights Agreement"), between Caraustar Industries, Inc. (the "Company"), and The Bank of New York, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed or terminated, may be exchanged for shares of Common Stock or other securities or assets of the Company or a "Subsidiary" (as defined in the Rights Agreement), may expire, may (if they are "Beneficially Owned" by an "Acquiring Person" or an "Affiliate" or "Associate" thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) become void, or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge after the receipt of a written request therefor.

         Until the Separation Time, and subject to the provisions of Section 3.2, certificates representing shares of Common Stock outstanding as of the Record Time shall evidence one



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Right for each share of Common Stock represented thereby notwithstanding the absence of the legend set forth above.

         (c) After the Separation Time, the Rights shall be evidenced by the Rights Certificates described in Section 2.4(a).

         2.4      Issuance of Rights Certificates.

         (a) Promptly following the Separation Time, the Rights Agent will mail to each holder of record of Common Stock as of the Separation Time (other than any Person whose Rights have become void pursuant to the provisions of
Section 3.2), at such holder's address as shown by the records of the Company (the Company hereby agreeing to furnish copies of such records to the Rights Agent for this purpose), one or more certificates (each, a "Rights Certificate"), in substantially the form of Exhibit B attached hereto and appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate that are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any national securities exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage.

         (b) Notwithstanding any of the provisions of this Agreement or of the Rights or Rights Certificates to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares of stock, securities or assets purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.



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

         2.5 Issuance of Rights. Unless the Board of Directors of the Company specifies to the contrary by resolution adopted at or before the time of issuance (including pursuant to the exercise of rights under employee benefit plans) of any shares of Common Stock, one Right shall be issued in respect of each share of Common Stock that is issued at any time after the Record Time but prior to the earlier of the Separation Time and the Expiration Time other than in a transaction referred to in Section 2.7, subject to the provisions of
Section 3.2. In addition, subject to the provisions of Section 3.2, in connection with the issuance or sale of shares of Common Stock by the Company following the Separation Time and prior to the Expiration Time, the Company (i) shall, with respect to shares of Common Stock so issued or sold upon conversion, exchange or exercise of options, warrants, securities, notes or debentures issued prior to the Separation Time, and (ii) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue to the holders of such shares of Common Stock Rights Certificates representing the appropriate number of Rights in connection with the issuance or sale of such shares of Common Stock; provided, however, that in the case of either clause (i) or (ii), (x) no such Rights Certificate shall be issued, if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or to the Person to whom such Rights Certificates would be issued, (y) no such Rights Certificates shall be issued if, and to the extent that, appropriate adjustment shall have otherwise been made in lieu of the issuance thereof, and (z) the Company shall have no obligation to distribute Rights Certificates to any Acquiring Person or Affiliate or Associate of an Acquiring Person or any transferee of any of the foregoing.



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

         2.6      Transfer and Exercise of Rights.

         (a) Subject to the provisions of Section 3.2, (i) until the earlier of the Separation Time and the Expiration Time, Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock, and the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares, and (ii) until the Separation Time, no Rights may be exercised.

         (b) Subject to the provisions of this Section 2.6 and Article III, after the Separation Time and prior to the Expiration Time, Rights may be transferred independent of Common Stock and may be exercised in accordance with the terms and conditions set forth herein and in the Rights Certificates.

         (c) Subject to the provisions of Article III, Rights may be exercised on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent the Rights Certificate evidencing such Rights, together with an Election to Exercise (an "Election to Exercise") in the form attached to the Rights Certificate duly completed, accompanied by payment in cash, or by certified or official bank check or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for shares or depositary receipts (or both) in a name other than that of the holder of the Rights being exercised.

         (d) Upon receipt of a Rights Certificate, together with an Election to Exercise accompanied by payment as set forth in subsection (c) above, and subject to the provisions of

Article III, the Rights Agent will thereupon promptly (i) requisition certificates evidencing such number of shares of Preferred Stock to be purchased (the Company hereby irrevocably authorizing its transfer agents, indenture trustees, Subsidiaries or others, as the case may be, to comply with all such requisitions), (ii) if the Company elects pursuant to Section 5.2 not to issue certificates representing fractional shares, requisition from the depositary selected by the Company depositary receipts representing the fractional shares to be purchased or requisition from the Company the amount of cash to be paid in lieu of fractional shares in accordance with the provisions of Section 5.2 and after receipt of such certificates, depositary receipts and/or cash, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered (in the case of certificates or depositary receipts) in such name or names as may be designated by such holder.

         (e) In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, the Rights Agent will issue a new Rights Certificate evidencing the Rights remaining unexercised to such holder or to such holder's duly authorized assigns.

         (f) The Company covenants and agrees that it will (i) take all such action as may be necessary to ensure that all shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered and fully paid and nonassessable,
(ii) take all such action as may be necessary to comply with any applicable requirements of the Securities Act or the Exchange Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance of any shares upon exercise of Rights and (iii) pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the original issuance or delivery of the Rights Certificates or of any shares issued upon the exercise of Rights, provided that the Company shall not be required to pay any transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for shares in a name other than that of the holder of the Rights being transferred or exercised.

         (g) Notwithstanding any other provision of this Agreement, any Rights held by the Company or any of its Subsidiaries other than in a fiduciary capacity, whether acquired in connection with the acquisition of Common Stock or otherwise, shall be void.

         2.7      Adjustments to Exercise Price; Number of Rights.

         (a) In the event the Company shall, at any time after the Record Time and prior to the Separation Time, (i) declare or pay a dividend on Common Stock payable in Common Stock, (ii) subdivide the outstanding Common Stock or
(iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock, then (y) the Exercise Price in effect after such adjustment shall be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of shares of Common Stock (the "Expansion Factor") that a holder of one share of Common Stock immediately prior to such dividend, subdivision or combination would hold thereafter as a result thereof and (z) each Right held prior to such adjustment shall become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights shall be deemed to be distributed among the shares of Common Stock with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision or combination, so that each such share of Common Stock will have exactly one Right associated with it. Each adjustment made pursuant to this subsection (a) shall be made as of the payment or effective date for the applicable dividend, subdivision or combination.

         (b) In the event the Company shall, at any time after the Record Time and prior to the Separation Time, issue or distribute any securities or assets in respect of, in lieu of or in exchange for Common Stock (other than pursuant to a regular periodic cash dividend or a dividend paid solely in Common Stock), whether by dividend, in a reclassification or recapitalization (including any such transaction involving a merger, consolidation or binding share exchange), or otherwise, the Company shall make such adjustments, if any, in the Exercise Price, number of Rights and/or securities or other property purchasable upon exercise of Rights as the Board of Directors of the Company, in its sole discretion, may deem to be appropriate under the circumstances in order adequately to protect the interests of the holders of Rights generally, and the Company and the Rights Agent will amend this Agreement as necessary to provide for such adjustments.

         (c)      Each adjustment to the Exercise Price made pursuant to this
Section 2.7 shall be calculated to the nearest cent. Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.7, the Company will (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (ii) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate and (iii) mail a brief summary thereof to each holder of Rights.

         (d) Irrespective of any adjustment or change in the securities purchasable upon exercise of Rights, the Rights Certificates theretofore and thereafter issued may continue to express the securities so purchasable that were expressed in the initial Rights Certificates issued hereunder.

         2.8 Date on Which Exercise is Effective. Each Person in whose name any certificate for shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price for such Rights (and any applicable taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the stock transfer books of the Company are open.

         2.9 Execution, Authentication, Delivery and Dating of Rights Certificates.

         (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or Treasurer, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

         (b) Promptly after the Company learns of the Separation Time, the Company will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Company to the Rights Agent for countersignature, and, subject to the provisions of Section 3.2, the Rights Agent will manually countersign and deliver such Rights Certificates to the holders of the Rights pursuant to Section 2.4(a). No Rights Certificate shall be valid for any purpose until manually countersigned by the Rights Agent. Each Rights Certificate shall be dated the date of countersignature thereof.

         2.10     Registration, Registration of Transfer and Exchange.

         (a) After the Separation Time, the Rights Agent will keep or cause to be kept, at its principal office or other office designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, a register (the "Rights Register") providing for the registration and transfer of Rights. The Rights Agent will maintain the Rights Register by registering Rights and transfers of Rights after the Separation Time as herein provided. The Rights Register shall show the names and addresses of the respective holders of Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

         (b) After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to subsections (d) and (e) below, the Company will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.

         (c) Except as otherwise provided in Section 3.2, all Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

         (d) Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.10, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         (e) The Company shall not be required to register the transfer or exchange of any Rights after such Rights have become void under the provisions of Section 3.2, have been exchanged under the provisions of Section 3.3 or have been redeemed or terminated under the provisions of Section 3.6.

         2.11     Mutilated, Destroyed, Lost and Stolen Rights Certificates.

         (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, then, subject to the provisions of Sections 3.2 and 3.6, the Company will execute and the Rights Agent will countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

         (b) If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, subject to the provisions of Sections 3.2 and 3.6 and in the absence of notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights

Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

         (c) As a condition to the issuance of any new Rights Certificate under this Section 2.11, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

         2.12 Persons Deemed Owners. Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated shares of Common Stock).

         2.13 Delivery and Cancellation of Rights Certificates. All Rights Certificates surrendered upon exercise or for registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this

Section 2.13, except as expressly permitted by this Agreement. The Rights Agent shall deliver all cancelled Rights Certificates to the Company.

                                   ARTICLE III

              FLIP-IN; EXCHANGE, REDEMPTION, TERMINATION OF RIGHTS

         3.1 Flip-in. In the event that a Flip-in Date shall occur prior to the Expiration Time, the Company shall take such action as shall be necessary to ensure and provide that, except as otherwise provided in this Section 3.1, each Right shall constitute the right to purchase from the Company, upon exercise thereof in accordance with the terms hereof (but subject to the provisions of Section 3.5), that number of shares of Common Stock having an aggregate Market Price on the Stock Acquisition Date equal to twice the Exercise Price, for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in order to protect the interests of the holders of Rights generally in the event that on or after such Stock Acquisition Date an event of a type analogous to any of the events described in Section 2.7 shall have occurred with respect to the Common Stock).

         3.2      Certain Rights Void. Notwithstanding the provisions of Section
3.1 or any other provisions of this Agreement or of any Rights Certificate, any Rights that are or were Beneficially Owned on or after the Stock Acquisition Date by an Acquiring Person or an Affiliate or Associate thereof or by any transferee, direct or indirect, of any of the foregoing shall, immediately upon becoming so Beneficially Owned, become void, and any holder of such Rights (including any transferees) shall thereafter have no right to exercise or transfer such Rights under any provision of this Agreement. If any Rights Certificate is presented for assignment or exercise or exchange and the Person presenting the same shall not complete the certification set forth at the end of the form of assignment or notice of election to exercise and provide such additional evidence of the identity of the Beneficial Owner and its Affiliates and Associates (or former Beneficial Owners and their Affiliates and Associates) as the Company shall reasonably request, then the Company shall be entitled conclusively to deem the Beneficial Owner thereof to be an Acquiring Person or an Affiliate or Associate thereof or a transferee of any of the foregoing and accordingly shall be entitled to deem the Rights evidenced thereby to be void and not transferable or exercisable.

         3.3      Exchange of Rights.

         (a) The Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding shares of Common Stock, elect to exchange all (but not less than all) of the then outstanding Rights (other than Rights that have become void pursuant to the provisions of Section 3.2) for shares of Common Stock at an exchange rate of two shares of Common Stock per Right, appropriately adjusted in order to protect the interests of holders of Rights generally in the event that after the Separation Time an event of a type analogous to any of the events described in Section 2.7 shall have occurred with respect to the Common Stock (such exchange rate, as adjusted from time to time, being hereinafter referred to as the "Exchange Rate").

         (b) Immediately upon the action of the Board of Directors of the Company electing to exchange the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right (other than Rights that have become void pursuant to the provisions of Section 3.2) will thereafter represent only the right to receive a number of shares of Common Stock equal to the product of one share multiplied by the Exchange Rate. Promptly after the action of the Board of Directors electing to exchange the Rights, the Company shall give notice thereof (specifying the steps to be taken to receive shares of Common Stock in exchange for Rights) to the Rights Agent and the holders of the Rights outstanding immediately prior thereto (other than Rights that have become void pursuant to Section 3.2).

         (c) Each Person in whose name any certificate for shares is issued upon the exchange of Rights pursuant to this Section 3.3 shall for all purposes be deemed to have become the holder of record of the shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of any applicable taxes and other governmental charges payable by the holder was made; provided, however, that if the date of such surrender and payment is a date upon which the stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the stock transfer books of the Company are open.

         3.4      Substitution of Securities.

         (a) Whenever the Company shall become obligated under Sections 3.1 or 3.3 to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute Preferred Stock for any or all of such shares of Common Stock, at a rate of one one-hundredth of a share of Preferred Stock in the case of Section 3.1, or at a rate of two one-hundredths of a share of Preferred Stock in the case of Section 3.3, for each share of Common Stock so issuable, respectively.

         (b) In the event that there shall not be sufficient authorized but unissued shares of Common Stock or Preferred Stock of the Company to permit the exercise or exchange in full of the Rights in accordance with Sections 3.1 or 3.3, the Company shall either (i) call a meeting of shareholders seeking approval to cause sufficient additional shares to be authorized (provided that if such approval is not obtained the Company will take the action specified in clause (ii) of this sentence) or (ii) take such action as shall be necessary to ensure and provide, to the extent permitted by applicable law and any agreements or instruments in effect on the Stock Acquisition Date to which it is a party, that each Right shall thereafter constitute the right to receive, (x) at the Company's option, either (A) in return for the Exercise Price, debt or equity securities or other assets (or a combination thereof) of the Company and/or one or more Subsidiaries of the Company having a fair value equal to twice the Exercise Price, or (B) without payment of consideration (except as otherwise required by applicable law), debt or equity securities or other assets (or a combination thereof) of the Company and/or one or more Subsidiaries of the Company having a fair value equal to the Exercise Price, or (y) if the Board of Directors of the Company elects to exchange the Rights in accordance with the provisions of Section 3.3, debt or equity securities or other assets (or a combination thereof) of the Company and/or one or more Subsidiaries of the Company having a fair value equal to the product of the Market Price of a share of Common Stock on the Flip-in Date multiplied by the Exchange Rate in effect on the Flip-in Date, where in any case set forth in (x) or (y) above the fair value of such debt or equity securities or other assets shall be as determined in good faith by the Board of Directors of the Company, after consultation with a nationally recognized investment banking firm.

         3.5 Suspension of Exercisability. To the extent that the Company determines in good faith that some action will or need be taken pursuant to Sections 3.1, 3.3 or 3.4 or to comply with federal or state securities laws, the Company may suspend the exercisability of the Rights for a period of up to 90 days following the date of the occurrence of the Separation Time or the Flip-in Date in order to take such action or comply with such laws. In the event of any such suspension, the Company will issue as promptly as practicable a public announcement stating that the exercisability or exchangeability of the Rights has been temporarily suspended. Notice thereof pursuant to Section 5.9 shall not be required. Failure to give a notice pursuant to the provisions of this Agreement shall not affect the validity of any action taken hereunder.

         3.6      Redemption; Termination.

         (a) The Board of Directors of the Company may, at its option, at any time (i) prior to the close of business on the Flip-in Date, elect to redeem all (but not less than all) of the then outstanding Rights at the Redemption Price, or (ii) notwithstanding the provisions of Section 5.1, prior to the Separation Time, amend this Agreement to provide for the termination of the then outstanding Rights without any payment to any holder thereof.

         (b) Immediately upon the action of the Board of Directors of the Company electing to redeem or terminate the Rights (or, if the resolution of the Board of Directors electing to redeem or terminate the Rights states that such redemption or termination will not be effective until the occurrence of a specified future time or event, upon the occurrence of such future time or event), without any further action and without any notice, the right to exercise the Rights shall terminate and each Right shall thereafter, in the event of redemption, represent only the right to receive the Redemption Price in cash or, in the event of termination, be null and void. Promptly after the Rights are so redeemed or terminated, the Company will give notice thereof to the Rights Agent and the holders of the then outstanding Rights.

         3.7 Expiration. No Person shall have any rights pursuant to this Agreement or any Right after the Expiration Time, except, if the Rights are exchanged or redeemed, as provided in Sections 3.3, 3.4 or 3.6.

                                   ARTICLE IV

                                THE RIGHTS AGENT

         4.1      General.

         (a) The Company hereby appoints the Rights Agent to act as agent for the Company and the Rights Agent hereby accepts such appointment. The Company may from time to time, upon notice to the Rights Agent, appoint such Co-Rights Agents as it may deem necessary or desirable upon ten (10) days' prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agent. The Company agrees to pay to the Rights Agent such compensation as shall be agreed to in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent, its officers, directors, employees and agents for, and to hold each of them harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent or such other indemnified party, for anything done or omitted to be done by the Rights Agent or such other indemnified party in connection with the acceptance or administration of this Agreement or the exercise or performance of its duties hereunder, including without limitation the costs and expenses of defending against any claim (whether asserted by the Company, a holder of Rights, or any other Person) of liability in the premises, including reasonable attorney's fees and expenses. The provisions of this
Section 4.1(a) shall survive the expiration of the Rights and the termination of this Agreement.

         (b) The Rights Agent shall be protected by the Company and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement or the exercise or performance of its duties hereunder in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, instruction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, and executed by the proper Person or Persons.

         4.2      Merger or Consolidation or Change of Name of Rights Agent.

         (a) Any corporation into which the Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent is a party, or any corporation succeeding to all or substantially all the shareholder services, stock transfer or corporate trust business of the Rights Agent, shall succeed to the rights and duties of and shall become the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

         (b) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

         4.3 Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations shall be read into this Agreement against the Rights Agent) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

         (a) The Rights Agent may consult with legal counsel of its selection (who may be legal counsel for the Company), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

         (b) Whenever in the performance of its duties under this Agreement the Rights Agent may deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person or Affiliate or Associate thereof and the determination of the Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person reasonably believed by the Rights Agent to be the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, the Secretary or any

Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

         (c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

         (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except as to its countersignature thereon) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

         (e) The Rights Agent is serving as an administrative agent and, accordingly, shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except as to its countersignature thereon); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to the provisions of Section 3.2) or any adjustment required under Sections 2.7 or 3.4 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after the Rights Agent's actual receipt of the certificate contemplated by Section 2.7 describing any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities purchasable upon exercise of Rights or any Rights or as to whether any securities purchasable upon exercise of Rights will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and nonassessable or, if debt obligations, valid, binding and enforceable.

         (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

         (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

         (h) Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

         (i) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Stock, Rights or other securities of the Company or of any Subsidiary of the Company or become pecuniarily interested in any transaction in which the Company or any Subsidiary of the Company may be interested, or contract with or lend money to the Company or any Subsidiary of the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or any Subsidiary of the Company.

         (j) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

         (k) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

         (l) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to exercise, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

         (m) The Company agrees to give the Rights Agent prompt written notice of any event or ownership which would prohibit the exercise or transfer of the Rights Certificates.

         4.4 Change of Rights Agent. The Rights Agent may resign and be discharged from its duties under this Agreement upon 90 days' notice (or such lesser notice as is acceptable to the Company) in writing mailed to the Company. The Company may remove the Rights Agent upon 30 days' notice in writing mailed to the Rights Agent and to each transfer agent of the Common Stock by registered or certified mail and, subsequent to the Separation Date, to the holders of the Rights in accordance with the provisions of Section 5.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any holder of Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Company), then the Rights Agent or any holder of Rights may, at the expense of the Company, apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States, the State of Georgia, the State of New York or the State of North Carolina (or of any other State of the United States so long as such corporation is authorized to do business as a banking institution in the State of Georgia, the State of New York or the State of North Carolina), in good standing, having an office in the State of Georgia, the State of New York or the State of North Carolina that is authorized under such laws to exercise the powers of the Rights Agent contemplated by this Agreement, that is subject to supervision or examination by federal or state authority and that has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent, without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose; and, except as the context herein otherwise requires, such successor Rights Agent shall be deemed to be the "Rights Agent" for all purposes of this Agreement. Not later than the effective date of any such appointment, the Company will mail notice thereof in writing to the predecessor Rights Agent, to each transfer agent of the Common Stock and to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Rights
(i) prior to the close of business on the Flip-in Date, in any respect, and (ii) from and after the close of business on the Flip-in Date, (x) in order to cure any ambiguity or to correct or supplement any provision contained herein that may be inconsistent with any other provisions herein or otherwise defective, (y) as provided in Section 3.6(a) or (z) to make any changes that the Company may deem necessary or desirable and that shall not adversely affect the interests of the holders of Rights generally (other than an Acquiring Person and any Affiliate or Associate of an Acquiring Person). Any such supplement or amendment shall be evidenced in a writing signed by the Company and the Rights Agent. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section, the Rights Agent will duly execute and deliver any supplement or amendment hereto requested by the Company that satisfies the terms of this
Section 5.1, provided that if such supplement or amendment directly affects any of the rights, duties or obligations of the Rights Agent hereunder, the Rights Agent may, but absent its concurrence therewith shall not be required to, execute and deliver such supplement or amendment.

         5.2 Fractional Shares. If the Company elects not to issue certificates representing fractional shares upon exercise or exchange of Rights, the Company shall, in lieu thereof, (i) evidence such fractional shares by depositary receipts issued pursuant to an appropriate agreement between the Company and a depositary selected by it, providing that each holder of a depositary receipt shall have all of the rights, privileges and preferences to which such holder would be entitled as a beneficial owner of such fractional share, or (ii) pay to the registered holder of such Rights the same fraction of the Market Price (determined as of the date of exercise) of one share of the stock issuable upon such exercise on the day of exercise.

         5.3 Rights of Action. Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise such holder's Rights in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations hereunder of any Person subject to this Agreement.

         5.4 Agreement of Rights Holders. Every holder of Rights, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of Rights that:

         (a) prior to the earlier of the Separation Time and the Expiration Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated share of Common Stock;

         (b) after the Separation Time, the Rights Certificates will be transferable only on the Rights Register pursuant to the terms and conditions set forth herein;

         (c) prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate) for registration of transfer, the Company, the Rights Agent and any agent of the Company or of the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

         (d) Rights beneficially owned by certain Persons will, under the circumstances set forth in Section 3.2, become void; and

         (e) this Agreement may be supplemented or amended from time to time pursuant to Sections 2.7(b), 3.6(a) and 5.1.

         5.5 Holder of Rights Not Deemed a Shareholder. No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares or any other securities that may at any time be issuable upon the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 5.6), or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised or exchanged in accordance with the provisions hereof.

         5.6 Notice of Proposed Actions. In case the Company shall propose after the Separation Time and prior to the Expiration Time (i) to effect or permit the occurrence of any Flip-in Date or (ii) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Right a notice of such proposed action, which shall specify the Flip-in Date or the date on which liquidation, dissolution or winding up is to take place.

         5.7 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         5.8 Determinations and Actions by the Board of Directors, etc. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers herein specifically granted to the Board or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (i) to interpret the provisions of this Agreement and (ii) to make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not to redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (z) below, all omissions with respect to the foregoing) that are done or made by the Board in good faith, shall (y) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (z) not subject the Board to any liability to the holders of the Rights.

         5.9 Notices. Notices or demands permitted or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made if delivered or sent as may be required hereunder in any particular instance or, if no particular method is specified, by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                                    Caraustar Industries, Inc.
                                    3100 Washington Street
                                    Austell, Georgia  30001
                                    Attention: Secretary

Notices or demands permitted or required by this Agreement to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent as may be required hereunder in any particular instance or, if no particular method is specified, by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                                    The Bank of New York
                                    161 Barclay Street, Floor 12W
                                    New York, New York 10286
                                    Attention: Stock Transfer Department

Notices or demands permitted or required by this Agreement to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Common Stock. Any notice mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

         5.10 Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.

         5.11 Descriptive Headings, Gender. Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. As used herein, the singular shall include the plural and the plural the singular, and the use of any gender, including the neutral, shall be applicable to all genders.

         5.12 Governing Law. This Agreement and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of North Carolina and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state, provided, however, that the rights and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York.

         5.13 Severability. If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

         5.14 Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                      CARAUSTAR INDUSTRIES, INC.

                                      By:    /s/ H. Lee Thrash, III
                                          -------------------------------------
                                          Title:  Vice President

                                      THE BANK OF NEW YORK, as Rights Agent

                                      By:    /s/ Raymond Poplasky
                                          -------------------------------------
                                          Title:  Ass't Vice President

                                                                       EXHIBIT A

                   [Form of Articles of Amendment with respect

              to the Series A Junior Participating Preferred Stock]

                              ARTICLES OF AMENDMENT

                                       OF

                           CARAUSTAR INDUSTRIES, INC.

         The undersigned corporation (the "Corporation") hereby submits these Articles of Amendment for the purposes of amending its Articles of
Incorporation:

         (1)      The name of the Corporation is Caraustar Industries, Inc.

         (2) The Articles of Incorporation of the Corporation are hereby amended by the addition of a subparagraph (b)(1) to Article 3 as follows:

         (b)(1)   Series A Junior Participating Preferred Stock

                  1. Designation and Amount. The shares of this series shall be designated as "Series A Junior Participating Preferred Stock, $0.10 par value per share" (hereinafter called this "Series"). Each share of this Series shall be identical in all respects with the other shares of this Series except as to the dates from and after which dividends thereon shall be cumulative.

                  The number of shares in this Series shall initially be 250,000, which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors. Shares of this Series purchased or otherwise acquired by the Corporation shall be cancelled and shall thereupon be restored to the status of authorized but unissued shares of Preferred Stock undesignated as to class or series. Shares of this Series may be issued in fractional shares, which fractional shares shall entitle the holder, in proportion to such holder's fractional share, to all rights of a holder of a whole share of this Series.

                  2.       Dividends.

                  (a) The holders of whole or fractional shares of this Series shall be entitled to receive dividends, when, as and if declared by the Board of Directors out of funds legally available therefor (i) on each date that dividends or other distributions (other than dividends or distributions payable in Common Stock (as defined below) of the Corporation) are payable on or in respect of Common Stock comprising part of the Reference Package (as defined below), in an amount per whole share of this Series equal to the aggregate amount of dividends or other distributions (other than dividends or distributions payable in Common Stock of the corporation) that would be payable on such date to a holder of the Reference Package and (ii) on the last day of March, June, September and December in each year, in an amount per whole share of this Series equal to the excess (if any) of $__________* over the aggregate dividends paid per whole share of this Series during the three-month period ending on such last day. Each such dividend shall be payable to the holders of record of shares of this Series on the date, not exceeding fifty days preceding such dividend or distribution payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend or distribution. Dividends on each whole and each fractional share of this Series shall be cumulative from the date such whole or fractional share is originally issued; provided that any such whole or fractional share originally issued after a dividend record date and on or prior to the dividend payment date to which such record date relates shall not be entitled to receive the dividend payable on such dividend payment date or any amount in respect of the period from such original issuance to such dividend payment date. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend that is not paid when it accrues.

                  (b) No dividend shall be declared and paid, or set apart for payment on, any share of this Series or any share of any other series or class of Preferred Stock or any share of any other class or series of stock, ranking on a parity with this Series as to dividends, for any dividend period unless at the same time a like proportionate dividend for the same dividend period, ratably in proportion to the respective dividends applicable thereto, shall be declared and paid, or set apart for payment on, all shares of this Series and all shares of each other series or class of Preferred Stock and all shares of any other class or series of stock, ranking on a parity with this Series as to dividends, then issued and outstanding and entitled to receive dividends. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on this Series.

                  (c) So long as any shares of this Series shall be outstanding, unless the full cumulative dividends on all outstanding shares of this Series shall have been declared and paid, or set apart for payment, for all past dividend periods and except as provided in Paragraph 2(b), (i) no dividend (other than a dividend in Common Stock or in any other stock of the Corporation ranking junior to this Series as to dividends and distribution of assets upon liquidation, dissolution or winding-up) shall be declared or paid or set aside for payment, or other distribution declared or made, upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or distribution of assets upon liquidation, dissolution or winding-up, and (ii) no shares of Common Stock or shares of any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or distribution of assets upon liquidation, dissolution or winding-up shall be redeemed, purchased or otherwise acquired for any consideration by the Corporation or any subsidiary of the Corporation (nor shall any moneys be paid to or made available for a sinking or other fund for the redemption, purchase or other


-------------------------
* Insert an amount equal to 1/4 of the Exercise Price divided by the number of shares purchasable upon exercise of one Right (i.e., a guaranteed 1% dividend). Where a Right is exercisable for one-hundredths of shares, this simplifies to one-fourth the Exercise Price for one one-hundredth of a share of Preferred Stock.

         acquisition of any shares of any such stock), other than by conversion into or exchange for Common Stock or any other stock of the Corporation ranking junior to this Series as to dividends and distribution of assets upon liquidation, dissolution or winding-up.


                  3. Merger; Consolidation; Reclassification. In the event of any merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the whole and fractional shares of this Series shall at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that a holder of the Reference Package would be entitled to receive as a result of such transaction.

                  4.       Liquidation.

                  (a) Upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of whole and fractional shares of this Series shall be entitled to receive out of the net assets of the Corporation, before any payment or distribution shall be made or set apart for payment on the Common Stock or any other class or series of stock of the Corporation ranking junior to this Series as to distribution of assets upon such liquidation, dissolution or winding-up, the amount per whole share of this Series equal to the greater of (i) $_________** or (ii) the aggregate amount distributed or to be distributed prior to such date in connection with such liquidation, dissolution or winding-up to a holder of the Reference Package, plus an amount equal to accrued and unpaid dividends (whether or not declared) to the date of final distribution (the "Preferential Amount").

                  (b) In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation shall be insufficient to pay the full Preferential Amount to which such holders are entitled pursuant to Paragraph 4(a), no such distribution shall be made on account of any shares of any other series or class of Preferred Stock or of any other class or series of stock, in any case ranking on a parity with the shares of this Series as to the distribution of assets upon such liquidation, dissolution or winding-up, unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably in proportion to the preferential sums that would be payable in such distribution if all sums payable in respect of shares of each such series or class of Preferred Stock and each other such class or series of stock were discharged in full.

                  (c) After the payment to the holders of the shares of this Series of the full Preferential Amount, the holders of shares of this Series, as such, shall have no right or claim to any of the remaining net assets of the Corporation.


-----------------------
** Insert an amount equal to 100 times the Exercise Price in effect as of the Separation Time.

                  (d) Neither the sale, lease or conveyance of all or substantially all of the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a liquidation, dissolution or winding-up, voluntary or involuntary, for the purposes of this Paragraph 4.

                  5. Redemption. The shares of this Series shall not be redeemable.

                  6. Conversion and Exchange. The holders of shares of this Series shall not have any rights to convert such shares into or to exchange such shares for shares of Common Stock or any other class or series of stock (or any other security) of the Corporation.

                  7. Voting Rights. In addition to any other vote or consent of shareholders required by law or by the Articles of Incorporation of the Corporation, each whole and fractional share of this Series shall, on any matter, vote as a class with any other capital stock comprising part of the Reference Package and voting on such matter and shall have the number of votes thereon that a holder of the Reference Package would have.

                  8. Rank. The shares of this Series shall rank, as to dividends and distribution of assets upon liquidation, dissolution or winding-up, junior to each other class or series of Preferred Stock of the Corporation, except to the extent that the terms of the shares of any such other class or series provide otherwise.

                  9.       Definitions.

                  (a) For purposes of this Amendment, any class or series of stock of the Corporation shall be deemed to rank:

                           (i) prior to this Series as to dividends or distribution of assets upon liquidation, dissolution or winding-up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding-up, as the case may be, in preference or priority to the holders of this Series;

                           (ii) on a parity with this Series as to dividends or distribution of assets upon liquidation, dissolution or winding-up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof are different from those of this Series, if the holders of such class or series of stock and of this Series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding-up, as the case may be, in proportion to their respective dividend amounts or liquidation prices, without preference or priority to the holders of this Series; and

                           (iii) junior to this Series as to dividends or distribution of assets upon liquidation, dissolution or winding-up, if such stock shall be Common Stock or if the holders of this Series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding-up, as the case may be, in preference or priority to the holders of shares of such class or series.

                  (b) The term "Reference Package", in terms of one whole share of this Series, shall initially mean 100 shares of Common Stock, par value $0.10 per share ("Common Stock"), of the Corporation. In the event the Corporation shall at any time after the close of business on ________________, ___*** (A) declare or pay a dividend on any Common Stock payable in Common Stock, (B) subdivide any Common Stock or (C) combine any Common Stock into a smaller number of shares, then and in each such case the Reference Package after such event shall be the Common Stock that a holder of the Reference Package immediately prior to such event would hold thereafter as a result thereof.

         (3) The foregoing amendment was duly adopted on the 19th day of April, 1995, by the Board of Directors of the Corporation without shareholder action, which action was not required under North Carolina law or the Articles of Incorporation of the Corporation.

         This the _____ day of ____________, _____.

                                   CARAUSTAR INDUSTRIES, INC.

                                   By:
                                       -------------------------------------
                                       ----------------, -------------------



--------------------
*** For an amendment relating to shares to be issued pursuant to Section 2.6 of the Rights Agreement, insert the Separation Time. For an amendment relating to shares to be issued pursuant to Section 3.4 of the Rights Agreement, insert the Flip-in Date.

                                                                       EXHIBIT B


                          [Form of Rights Certificate]

Certificate No. W-                                                        Rights
                                                             ------------

                THE RIGHTS ARE SUBJECT TO REDEMPTION, TERMINATION
              AND MANDATORY EXCHANGE, AT THE OPTION OF THE COMPANY,
                 ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.
                RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR
               AFFILIATES OR ASSOCIATES THEREOF (AS SUCH TERMS ARE
             DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY
                         OF THE FOREGOING WILL BE VOID.

                               Rights Certificate

                           CARAUSTAR INDUSTRIES, INC.

         This certifies that __________________________________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, dated as of May 24, 1999 (as the same may be amended or supplemented from time to time, the "Rights Agreement"), between Caraustar Industries, Inc. (the "Company"), and The Bank of New York, as Rights Agent (the "Rights Agent"), to purchase from the Company, at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the close of business on April 19, 2005, at the office or offices of the Rights Agent (or its successor as Rights Agent) designated for such purpose, one one-hundredth of a fully paid share of Series A Junior Participating Preferred Stock, no par value (the "Preferred Stock"), of the Company (subject to adjustment as provided in the Rights Agreement) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the form of Election to Exercise and related certificate duly executed. Capitalized terms used in this Rights Certificate without definition shall have the meanings given to them in the Rights Agreement. The Exercise Price shall initially be $70.00 per Right, shall be payable in cash and shall be subject to adjustment in certain events as provided in the Rights Agreement.

         In certain circumstances described in the Rights Agreement, the Rights evidenced hereby may entitle the registered holder thereof to purchase securities or assets other than Preferred Stock, all as provided in the Rights Agreement.

         This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Under no circumstances may this Rights Certificate or any of the Rights represented by this Rights Certificate be transferred, directly or indirectly, (i) to any Person who is an Acquiring Person, (ii) to any Person in connection with a transaction in which such Person becomes an Acquiring Person, or (iii) to any Affiliate or Associate of any such Person. Any attempt to transfer Rights to such Person will be null and void as of the date of the purported transfer. Any Right that has been the subject of any such purported transfer will be null and void and may not be exercised for shares of Preferred Stock, other securities or other assets. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent or the Secretary of the Company.

         Subject to the terms of the Rights Agreement, this Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, each Right evidenced by this Rights Certificate may be (i) redeemed by the Company under certain circumstances, at its option, at a redemption price of $0.01 per Right, (ii) terminated by the Company under certain circumstances, at its option, without payment, or (iii) exchanged by the Company under certain circumstances, at its option, for two shares of Common Stock or two one-hundredths of a share of Preferred Stock per Right (or, in certain cases, other securities or assets), subject, in the case of the actions described in clauses (i) and (iii), to adjustment in certain events as provided in the Rights Agreement.

         No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of any shares of Preferred Stock or of any other securities that may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

         This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

         WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Date:                    , 19
      -------------------    ---
ATTEST:                                     CARAUSTAR INDUSTRIES, INC.

                                            By:
----------------------------                   --------------------------------
Secretary                                      Title:
                                                     --------------------------
Countersigned:

THE BANK OF NEW YORK,
   AS RIGHTS AGENT

By:
    -----------------------------
      Authorized Signatory

Date of Countersignature:

                  [Form of Reverse Side of Rights Certificate]

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
              holder desires to transfer this Rights Certificate.)

         FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto _________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                  (Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:             , 19
      ------------     --
                                    ------------------------------------------
                                    Signature

Signature Guaranteed:*



------------------------
* Signatures must be guaranteed by an eligible guarantor institution (including banks, stockbrokers, savings and loan associations, clearing agencies and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

                                   Certificate

         The undersigned hereby certifies by checking the appropriate boxes that:

                  (1) This Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

                  (2) After due inquiry and to the best knowledge of the undersigned, the undersigned [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).

Dated:                      , 19
        --------------------    ----


                                    ------------------------------------------
                                    Signature

Signature Guaranteed:*



-----------------
* Signatures must be guaranteed by an eligible guarantor institution (including banks, stockbrokers, savings and loan associations, clearing agencies and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

                                     NOTICE

         The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

         In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by this Rights Certificate to be void and not transferable or exercisable.

                   [To be attached to each Rights Certificate]

                          FORM OF ELECTION TO EXERCISE

                      (To be executed if holder desires to
                        exercise the Rights Certificate.)

TO:      Caraustar Industries, Inc.

         The undersigned hereby irrevocably elects to exercise
_______________________ whole Rights represented by the attached Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of such Rights (or such other securities of the Company or of any other person that may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         (Please print name and address)

Social Security or Other Taxpayer Identification Number:

-------------------------------------------------------

         If such number of Rights shall not be all the Rights evidenced by the attached Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         (Please print name and address)

Social Security or Other Taxpayer Identification Number:

------------------------------------------------------

Dated:                      , 19
        --------------------    ----

                                    ------------------------------------------
                                    Signature

Signature Guaranteed:*















------------------------

* Signatures must be guaranteed by an eligible guarantor institution (including banks, stockbrokers, savings and loan associations, clearing agencies and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

                                   CERTIFICATE

         The undersigned hereby certifies by checking the appropriate boxes that:

                  (1) The Rights evidenced by the attached Rights Certificate
         [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

                  (2) After due inquiry and to the best knowledge of the undersigned, the undersigned [ ] did [ ] did not acquire the Rights evidenced by the attached Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).



Dated:                      , 19
        --------------------    ----

                                    ------------------------------------------
                                    Signature


Signature Guaranteed:*













* Signatures must be guaranteed by an eligible guarantor institution
(including banks, stockbrokers, savings and loan associations, clearing agencies and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

                                     NOTICE

         The signatures to the foregoing Election to Exercise and Certificate must correspond to the name as written upon the face of the attached Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

         In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by the attached Rights Certificate to be void and not transferable or exercisable.